Campus Crest Completes Sale of Montreal Joint Venture

- Sale of Montreal JV ownership interest for approximately $0.12 per share -

CHARLOTTE, N.C., Oct. 30, 2015 /PRNewswire/ -- Campus Crest Communities, Inc. (NYSE: CCG) (the "Company" or "Campus Crest"), today announced that it has completed the previously announced sale of the Company's ownership interest in its evo Montreal joint venture ("Montreal Sale"). As a result of this transaction, Campus Crest now has no ownership interests outside the United States and has been fully released from the CAD 56 million debt guarantee associated with the Montreal joint venture.

The Montreal Sale has resulted in net sale proceeds currently estimated to be approximately $0.12 per share of common stock based on the current exchange rate. Of the net sale proceeds, $0.040 per share of common stock, based on the current exchange rate, will be held in a tax withholding escrow until receipt of a certificate from the Canada Revenue Authority and an additional $0.005 per share of common stock will be held in escrow related to potential post-closing indemnification obligations.

Under the terms of the previously announced merger agreement with Harrison Street Real Estate Capital, the total per share consideration to be received by Campus Crest shareholders is estimated to be $7.02 per share, consisting of $6.90 per share in cash (the "Cash Consideration"), plus a pro-rata portion of the net proceeds from the Montreal Sale (the "Contingent Consideration"), currently estimated to be $0.12 per share based on the expected net sale proceeds from the Montreal Sale. The final amount of the net sale proceeds per share will be determined upon the release of the escrows described above. The Cash Consideration and the net sale proceeds from the Montreal Sale will be paid concurrent with the closing of the merger with Harrison Street which is currently anticipated to occur, subject to shareholder approval and satisfaction of all other closing conditions, during the first quarter of 2016.

Aaron Halfacre, President and Chief Investment Officer of Campus Crest, said, "We are pleased to have successfully concluded the sale of the Montreal joint venture. Not only does the sale represent an important step in the merger process, but also reflects the accomplishment of a key goal of the strategic repositioning we initiated last year."

About Campus Crest Communities, Inc.

Campus Crest Communities, Inc. is a leading owner and manager of high-quality student housing properties located close to college campuses in targeted markets. It has ownership interests in 79 student housing properties with over 42,000 beds across North America. Additional information can be found on the Company's website at http://www.campuscrest.com.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements, which include statements regarding the proposed merger between the Company and Harrison Street, may be identified by the inclusion of words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "goal" and variations of such words and other similar expressions, and are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. These statements, as they relate to the Company or Harrison Street, the management of either such company or the proposed merger, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. The Company intends that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the purchase agreement for the Montreal Sale; the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the merger agreement; the inability to complete the proposed merger due to the failure to satisfy the conditions to the merger, including obtaining the approval of the Company's shareholders, lender consents and other closing conditions more fully described in the merger agreement; risks that the proposed merger disrupts current plans and operations of the Company; potential difficulties in employee retention as a result of the proposed merger; the value of any CVRs which may be issued in connection with the merger; legislative, regulatory and economic developments; risks related to disruption of management's attention from the Company's ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company's relationships with colleges and universities, relationships with tenants, operating results and business generally, and other risks and uncertainties described under "Item 1A. Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and in the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2015 and June 30, 2015 and in other documents filed with the Securities and Exchange Commission ("SEC") by the Company. Given these uncertainties, current and prospective investors should be cautioned in their reliance on such forward-looking statements. Except as required by law, the Company disclaims any obligation to update any such factors or to publicly announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments. A more comprehensive discussion of risks, uncertainties, financial reporting restatements, and forward-looking statements may be seen in the Company's Annual Report on Form 10-K and other periodic filings with the SEC.

Additional Information and Where to Find It

A full description of the terms of the merger and the merger agreement will be provided in the proxy statement that Campus Crest intends to file with the SEC to be used at its special meeting of shareholders in lieu of an annual meeting to approve the proposed transaction with Harrison Street. SHAREHOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, CAMPUS CREST'S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed merger. Shareholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Campus Crest, Investor Relations, 2100 Rexford Road, Suite 400, Charlotte, NC 28211, or at its website, www.campuscrest.com. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the SEC's internet site (http://www.sec.gov).

Participants in Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed "participants" in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company's executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the "Form 10-K") as filed with the SEC on April 1, 2015 and Amendment No. 1 to the Form 10-K as filed with the SEC on August 25, 2015.

Logo - http://photos.prnewswire.com/prnh/20141205/162610LOGO

CONTACT: Investor Relations, (704) 496-2500, Investor.Relations@CampusCrest.com